SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                 0-2722225                  36-3434526
(State of incorporation)       (Commission                (IRS Employer
                               File No.)                  Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

     On October 25, 2004, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

(c)      Exhibits

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

                99.1 Press Release by the Registrant, dated October 25, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             CFC INTERNATIONAL, INC.

October 25, 2004             By: /s/   Dennis Lakomy
                                 ----------------------------------------
                                 Dennis Lakomy
                                 Executive Vice President
                                 and Chief Financial Officer